Cash and Cash Equivalents	3 Months Ended
Mar. 31, 2024
Cash and Cash Equivalents.
Cash and Cash Equivalents

5. Cash and cash equivalents

At March 31, 2024, the Company’s cash and cash equivalents were € 85,713,000 compared to € 118,925,000 at December 31, 2023. The cash balances are held at banks with investment grade credit ratings. Short-term credit ratings must be rated A-1/P-1/F1 at a minimum by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) specifically Moody’s, Standard & Poor’s or Fitch. The cash at banks is at full disposal of the Company. Included in cash and cash equivalents are deposits fixed for at most 3-month periods at a time.